UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 8, 2004

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  —  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 25, 2005, William M. Daley was appointed to the Compensation Committee and the Public Policy Committee of the Abbott Board of Directors.  As previously reported on Abbott’s Current Report on Form 8-K filed October 15, 2004, Mr. Daley was named to the Board of Directors on October 8, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

/s/ Thomas C. Freyman
	By:	Thomas C. Freyman
Executive Vice President, Finance
and Chief Financial Officer

Date: January 31, 2005